INCOME TAXES (Details 1) - USD ($)	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Sep. 30, 2018	Sep. 30, 2017
Income Tax Disclosure [Abstract]
Expected provision (based on statutory rate of 21% in 2018 and 15% in 2017)		$ (553,714)	$ (854,152)
Effect of:
Increase in valuation allowance		2,696,631	732,562
Non-deductible expense		53,493	121,590
Rate Change		(2,305,270)
Other, net		108,860
TOTAL PROVISION		$ 0	$ 0
Statutory tax rate		21.00%	15.00%